Exhibit 99.1

Independent Accountant’s Report

on Applying Agreed-Upon Procedures

Regional Management Corp. and Subsidiaries

979 Batesville Road

Greer, SC 29651

And

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, NY 10010-3629

And

Wells Fargo Securities LLC

550 South Tryon Street, 5th Floor

Charlotte, NC 28202

We have performed the procedures enumerated below, which were agreed to by Regional Management Corp. and Subsidiaries referred to herein as the “Company” or “Responsible Party”, Credit Suisse Securities (USA) LLC and Wells Fargo Securities LLC, together with the Company, referred to herein as the “Specified Parties”, on certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing Specified Attributes to Source Documents as listed in Exhibit A in connection with the issuance of loan receivable-backed notes issued by Regional Management Receivables Trust 2018-1 (the “Proposed Transaction”) in accordance with the Preliminary Offering Memorandum. The Company’s management is responsible for certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing Specified Attributes to Source Documents as listed in Exhibit A in connection with the Proposed Transaction.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and associated findings are as follows:

Agreed-Upon Procedures and Findings

For the purpose of this report:

(i)	The computer-generated Loan Data File provided by the Company in a standard Microsoft Excel format containing information relating to the Proposed Transaction shall be herein referred to as the “Loan Data File”;

(ii)	Certain data fields in the Loan Data File, signed Loan Contract, and Aged Trial Balance shall be herein referred to as “Specified Attributes”;

(iii)	The term “Loan Contract” or “Contract” means consumer installment contracts;

(iv)	The term “Obligor” means the borrower(s) stated on the Contract;

(v)	The term “Loan Payment History Screen” refers to a screen image that the Company’s management represented as information from its loan subsidiary system, which includes the loan payment history;

(vi)	The term “Statistical Calculation Date” refers to March 31, 2018; and

(vii)	The term “Aged Trial Balance” refers to the computer-generated report provided by the Company in a standard Microsoft Excel format containing information relating to the Proposed Transaction such as gross balance and unearned interest of each consumer installment contract. Management represented that the Aged Trial Balance was extracted via a web application linked directly to the loan subsidiary system.

On April 15, 2018, representatives of the Company provided us with a computer-generated Loan Data File containing, as represented to us by the Company, data as of March 31, 2018. The Loan Data File contained 40,377 individual customer loans, herein referred to as the “Underlying Assets,” which management indicated represent the population of the Underlying Assets in the Proposed Transaction. In accordance with the arrangement letter dated April 10, 2018, we selected a random sample from the Loan Data File of 215 individual customer loans and we were instructed by the Specified Parties to perform the agreed-upon procedures as outlined in the arrangement letter. From April 17, 2018 to April 18, 2018, the Company provided us with the Source Documents referenced in Exhibit A related to the respective 215 individual customer loans.

For the sample, we compared the Specified Attributes outlined in Exhibit A and as presented in the Loan Data File to the corresponding Source Documents outlined in Exhibit A. We noted the following exception in our comparison:

The remaining term on one Loan Contract, or 0.5% of 215 accounts selected, did not agree to the Loan Data File. The remaining term recalculated was 39.3 months, whereas the remaining term per the Loan Data File was 39.0 months.

For the sample, we recalculated the remaining term based on the original term of the Loan Contract set forth in the Loan Data File and the number of deferments made as set forth in the Loan Data File. We then compared our recalculation to the remaining term as set forth in the Loan Data File. At the instruction of the Specified Parties, a difference of 0.1 or less in terms of remaining Contract term as of the Statistical Calculation Date was deemed to be due to rounding differences and not considered an exception.

We also inspected the presence of, compared or verified the following on the sample of 215 Underlying Assets:

•	Inspected the presence of an electronic copy of a signed Loan Contract.

We noted no exceptions in our procedures outlined above.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing Specified Attributes to Source Documents as listed in Exhibit A in connection with the Proposed Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed upon procedures engagement was not conducted for the purpose of the following:

•	Addressing the completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Company, or any other party for the purposes of RSM US LLP performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, ratios, percentages or other relationships in the information included in the data provided to us.

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.

•	Addressing the value of collateral securing any such assets being securitized, if any.

•	Addressing the physical existence or ownership of the assets being securitized.

•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations.

•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

•	Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the loan receivable-backed security will pay interest and principal in accordance with applicable terms and conditions.

•	Forming any conclusions.

•	Addressing the fair value of the notes or any other disclosures relating to the notes being offered in the Proposed Transaction.

•	Substantiating your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934, including any legal interpretation as to the sufficiency of the procedures performed.

•	Any other terms or requirements of the transaction that do not appear in the report.

Accordingly, RSM US LLP should not be regarded as having in any way warranted or given assurance to the items noted above.

We performed no procedures with respect to any terms or requirements of the Loan Data File that do not appear in the exhibits, and accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the agreed-upon procedures noted herein and therefore make no representations regarding the adequacy of any disclosures related to the Proposed Transaction or whether any material facts have been omitted from the information provided by the Responsible Party.

This report is intended solely for the information and use of Specified Parties, and is not intended to be and should not be used by anyone other than the Specified Parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation. If a party not previously outlined has obtained, or has access to, this report without having executed an agreement with RSM US LLP wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

(i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

(ii)	Acquire any rights or claims against RSM US LLP, and RSM US LLP assumes no duties or obligations to such Non-Specified Party.

The Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchanges Act of 1934).

/s/ RSM US LLP

Raleigh, North Carolina

June 12, 2018

Exhibit A—Specified Attributes and Source Documents

Number	Specified Attribute	Source Document(s)
1	Contract identification number	Loan Contract

2	Contract origination date	Loan Contract

3	Contract maturity date	Loan Contract

4	Amount financed	Loan Contract

5	Original Contract Term	Loan Contract

6	Monthly payment	Loan Contract

7	Annual Percentage Rate (APR)	Loan Contract

8	Branch state	Loan Contract

9	Required first payment date	Loan Contract

10	Balance as of the Statistical Calculation Date	Aged Trial Balance

11	Delinquency status as of the Statistical Calculation Date	Loan Payment History Screen

12	Maturity date based on the term of the Contract and the due date of the first payment by the Obligor	Loan Contract

13	Remaining term as of the Statistical Calculation Date	Loan Contract